UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 9, 2023

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
001-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220	23-2990190

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION
Common Stock, without par value	EXC	Nasdaq

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2023, Joseph R. Trpik Jr., Senior Vice President, Corporate Controller, and principal accounting officer of Exelon Corporation (“Exelon” or the “Company”), informed the Company that he will depart Exelon on June 29, 2023 to pursue an opportunity outside of Exelon.

Robert A. Kleczynski, currently serving as Senior Vice President and General Tax Officer, will assume the role of Senior Vice President, Corporate Controller, and Tax and become Exelon’s principal accounting officer effective as of June 30, 2023. Mr. Kleczynski, age 54, has served in his current role since February 2020 and had previously served as Vice President and General Tax Officer since April 2018. In connection with his new role, effective as of June 30, 2023, Mr. Kleczynski’s compensation will include a base salary of $500,000, an annual incentive program target opportunity of 60% of his base salary, and a long-term incentive target award valued at $500,000, consistent with the terms of the Exelon Long-Term Incentive Plan.

Long-term incentives (“LTI”) include performance share awards (accounting for 67% of target LTI value) and restricted stock units (accounting for 33% of target LTI value). Payouts on both the annual incentive program and the performance share awards will be based on the achievement of pre-established performance targets. Mr. Kleczynski remains eligible for benefits similar to those of other Exelon executives, including participation in Exelon’s health, welfare, retirement, relocation, and severance plans.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION
/s/ Carter Culver
Carter Culver
Senior Vice President and Deputy General Counsel

June 15, 2023